UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2006
Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado (Address of principal executive offices)	80525 (Zip Code)
Registrant’s telephone number, including area code: (970) 221-4670
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 26, 2006, Advanced Energy Industries, Inc. announced via press release its financial results for the first quarter ended March 31, 2006. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure.
Reference is made to the press release of Advanced Energy Industries, Inc. issued on April 26, 2006, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (c) The following exhibit is furnished pursuant to Items 2.02 and 7.01:
99.1	Press release dated April 26, 2006 by Advanced Energy Industries, Inc., reporting its financial results for the first quarter ended March 31, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Energy Industries, Inc.

/s/ Mark D. Hartman
Date: April 26, 2006

Mark D. Hartman, Principal Financial and
Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 26, 2006 by Advanced Energy Industries, Inc., reporting its financial results for the first quarter ended March 31, 2006.